                                                                   Exhibit 10.23


               FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

        This First Amendment to Registration Rights Agreement (this "First Amendment"), is made by and between Optika Inc., a Delaware corporation (the "Company") and the investors set forth on the signature page hereto (the "Purchasers"), as of this 7th day of May, 2001. The Company and the Purchasers are also sometimes collectively referred to herein as the "Parties" and individually as a "Party."

        WHEREAS, the Parties, in addition to other parties set forth therein, entered into that certain Registration Rights Agreement dated as of February 23, 2000 (the "Agreement");

        WHEREAS, the Parties now desire to amend the Agreement pursuant to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in the Agreement and as hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

        1. The first whereas clause of the Agreement is hereby amended in its entirety to read as follows:

                "WHEREAS, the Company proposes to issue and sell (i) an
            aggregate of 731,851 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock") of the Company, the terms of which are set forth in the Certificate of Designation in the form of Exhibit 2.2 to the Purchase Agreement (as defined below) and (ii) warrants (the "Warrants") to purchase an aggregate of 307,298 shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), the terms of which are set forth in the Warrant Agreement attached in the form of Exhibit 1.2(b) to the Purchase Agreement;"

        2.  The following is added after the fourth whereas clause in the
Agreement:

                "WHEREAS, the Company and the Purchasers have entered into that certain Exchange Agreement dated of even date herewith (the "Exchange Agreement") under which the Company will (i) issue to the Purchasers shares of the Series A-1 Convertible Preferred Stock, $0.001 par value per share, of the Company (the "Securities"), in exchange for the shares of Preferred Stock owned by such Purchaser, on a one-share for one-share basis and (ii) purchase from the Purchasers the Warrants for an aggregate purchase price of $0.01;

        3. The definition of "Closing" in Section 4 of the Agreement is amended in its entirety to read as follows:

                "Closing" shall mean the date of the closing of the issuance of the securities pursuant to the Exchange Agreement.

        4. The definition of "Registrable Shares" in Section 1 of the Agreement is amended by deleting the phrase "or pursuant to the Warrant Agreement" at the end of such definition.

        5. The definition of "Purchasers" in Section 1 of the Agreement is amended in its entirety to read as follows:

                "Purchasers" shall have the meaning assigned thereto in the
            First Amendment."

        6. The Company covenants and agrees that it will use its reasonable efforts to take or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this First Amendment.

        7. This First Amendment and all rights hereunder may not be assigned or transferred by either Party without the prior written consent of each of the Parties hereto.

        8. All capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Agreement.

        9. Except as expressly modified by the terms hereof, the terms and provisions of the Agreement shall remain in full force and effect as originally written.

        10. Signatures on this First Amendment may be communicated by facsimile transmission and shall be binding upon the Parties transmitting the same by facsimile transmission. If executed in counterparts, this First Amendment will be as effective as if simultaneously executed.

                 [Remainder of Page Intentionally Left Blank]

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

        IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                        OPTIKA INC.


                                        By:  /s/ Mark Ruport
                                             --------------------------
                                                 Mark Ruport
                                                 President


                                        INVESTORS:


                                        THOMAS WEISEL CAPITAL PARTNERS, L.P.

                                        By:  Thomas Weisel Capital Partners LLC,
                                             its general partner

                                        By:  Thomas Weisel Partners Group LLC,
                                             its managing member

                                        By:  /s/ Alan B. Menkes
                                             -----------------------------------
                                             Name:______________________________
                                             Title:_____________________________


                                        TWP CEO FOUNDERS' CIRCLE (AI), L.P.

                                        By:  Thomas Weisel Capital Partners LLC,
                                             its general partner

                                        By:  Thomas Weisel Partners Group LLC,
                                             its managing member


                                        By:  /s/ Alan B. Menkes
                                             -----------------------------------
                                             Name:______________________________
                                             Title:_____________________________

                                        TWP CEO FOUNDERS' CIRCLE (QP), L.P.

                                        By:  Thomas Weisel Capital Partners LLC,
                                             its general partner

                                        By:  Thomas Weisel Partners Group LLC,
                                             its managing member


                                        By:  /s/ Alan B. Menkes
                                             -----------------------------------
                                             Name:______________________________
                                             Title:_____________________________


                                        THOMAS WEISEL CAPITAL PARTNERS
                                        EMPLOYEE FUND, L.P.

                                        By:  Thomas Weisel Capital Partners LLC,
                                             its general partner

                                        By:  Thomas Weisel Partners Group LLC,
                                             its managing member


                                        By:  /s/ Alan B. Menkes
                                             -----------------------------------
                                             Name:______________________________
                                             Title:_____________________________


                                        TWP 2000 C0-INVESTMENT FUND, L.P.

                                        By:  Thomas Weisel Capital Partners LLC,
                                             its general partner

                                        By:  Thomas Weisel Partners Group LLC,
                                             its managing member


                                        By:  /s/ Alan B. Menkes
                                             -----------------------------------
                                             Name:______________________________
                                             Title:_____________________________

                                        THOMAS WEISEL CAPITAL PARTNERS
                                        (DUTCH), L.P.

                                        By:  Thomas Weisel Capital Partners
                                             (Dutch) LLC, its general partner

                                        By:  Thomas Weisel Capital Partners LLC,
                                             its managing member


                                        By:  /s/ Alan B. Menkes
                                             -----------------------------------
                                             Name:______________________________
                                             Title:_____________________________


                                        THOMAS WEISEL CAPITAL PARTNERS (DUTCH
                                        II), L.P.

                                        By:  Thomas Weisel Capital Partners
                                             (Dutch) LLC, its general partner

                                        By:  Thomas Weisel Capital Partners LLC,
                                             its managing member


                                        By:  /s/ Alan B. Menkes
                                             -----------------------------------
                                             Name:______________________________
                                             Title:_____________________________


                                        RKB CAPITAL, L.P.


                                        By:  /s/ Peter Schleider
                                             -----------------------------------
                                             Name: Peter Schleider
                                             Title: General Partner


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